UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         ANDEAN DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

--------------------------------------------------------------------------------
               Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

--------------------------------------------------------------------------------
         1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         5)       Total fee paid:

--------------------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

--------------------------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         3)       Filing Party:

--------------------------------------------------------------------------------
         4)       Date Filed:

--------------------------------------------------------------------------------

                         ANDEAN DEVELOPMENT CORPORATION

                               1 BRICKELL SQUARE,
                         801 BRICKELL AVENUE, SUITE 900
                              MIAMI, FLORIDA 33131
                                 (305) 371-0056

                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 24, 2000

         The 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Andean Development Corporation, a Florida corporation (the "Company"), will be held at 10:00 a.m., local time, on Friday, March 24, 2000 at the offices of Broad and Cassel, 201 South Biscayne Boulevard, Suite 3000, Miami, Florida 33131, for the following purposes:

         (1) To elect five members to the Company's Board of Directors to hold office until the Company's 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of PricewaterhouseCoopers, as the Company's independent certified public accountants for the fiscal year ending December 31, 1999; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on February 23, 2000, as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Directors

Miami, Florida
March 14, 2000                             PEDRO P. ERRAZURIZ
                                           CHAIRMAN OF THE BOARD

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                         ANDEAN DEVELOPMENT CORPORATION

                                1 BRICKELL SQUARE
                         801 BRICKELL AVENUE, SUITE 900
                              MIAMI, FLORIDA 33131
                                 (305) 371-0056

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Andean Development Corporation, a Florida corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.0001 per share (the "Common Stock"), for use at the 1998 Annual Meeting of Shareholders of the Company to be held at 10:00 a.m., local time, on Friday, March 24, 2000 at the offices of Broad and Cassel, 201 South Biscayne Boulevard, Suite 3000, Miami Florida 33131, and at any adjournment thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is March 14, 2000. Shareholders should review the information provided herein in conjunction with the Company's 1998 Annual Report, which was filed with the Securities and Exchange Commission on March 31, 1999. The Company's principal executive offices within the United States are located at 1 Brickell Square, 801 Brickell Avenue, Suite 900, Miami, Florida 33131, and its telephone number is (305) 371-0056.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. Shareholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Assistant Secretary at the Company's executive office within the United States a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSE OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) To elect five members to the Company's Board of Directors to hold office until the Company's 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of PricewaterhouseCoopers as the Company's independent certified public accountants for the year ending December 31, 1999; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of each of the five nominees for director named below, and (b) FOR the proposal to ratify the appointment of PricewaterhouseCoopers, as the Company's independent certified public accountants. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on February 23, 2000 as the record date (the "Record Date") for determining shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date there were 2,820,100 shares of Common Stock, $.0001 par value (the "Common Stock") issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting.

         The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The appointment of PricewaterhouseCoopers as the Company's independent certified public accountants for the fiscal year ending December 31, 1999, will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Any other matter properly brought before the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted against, unless such matter is one for which a greater vote is required by law. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast and the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no effect on the outcome of the proposals to be voted upon at the Annual Meeting.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

         A list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's principal executive office in the United States for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 14, 2000 by: (i) each person known to the Company to own beneficially more than five percent of the Common Stock; (ii) each director of the Company and nominee for election as a director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group.

                                                          AMOUNT AND NATURE OF               PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                  BENEFICIAL OWNERSHIP(2)            OF CLASS(3)
---------------------------------------                  -----------------------            -----------
Alberto Coddou(4).......................................                0                         0%
Pedro P. Errazuriz(5)(8)................................          926,500                      40.6%
Sergio Jimenez..........................................                0                         0%
Claude Mermier(6).......................................            2,250                          *
Jose Luis Yrarrazaval(7)................................           11,450                          *
Mauricio G. De la Barra(7)..............................           11,450                          *
All directors and executive officers as a group
  (6 persons)...........................................          940,200                      41.2%
Igenor, Ingenierie et Gestion, S. A.(8).................          900,000                      31.9%
Errazuriz y Asociados Arquitectos, Limitada(9)..........          525,000                        23%
Berta Dominguez(8)(10)..................................        1,425,000                      49.9%

----------
 *       Less than one percent.

(1) Unless otherwise indicated, the address of each beneficial owner is Avenida Americo Vespucio Sur #100, Piso 16, Las Condes Santiago, Chile.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of option and warrants. Each beneficial owner's percentage ownership is determined by assuming that option and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised.

(3)      Based on 2,280,100 shares issued and outstanding as of the date hereof.

(4)      Mr. Coddou's address is Santa Lucia 280-OF.12, Santiago, Chile.

(5) Includes 900,000 shares of Common Stock owned by Igenor, Ingenierie et Gestion, S.A., a Swiss corporation ("Igenor") of which Mr. Pedro P. Errazuriz owns 50% the outstanding capital stock. Also includes 26,500 shares of Common Stock owned directly by Mr. Pedro P. Errazuriz.

(6) Mr. Mermier owns a 0.25% interest in Igenor. Mr. Mermier's address is c/o Etude Montavan-Mermier, 22, rue Etienne Dumont, 1211 Geneve 3, Switzerland.

(7)      Mr. Yrarrazaval and Mr. De La Barra own their shares jointly.

(8) The principal shareholders of Igenor are Mr. Pedro P. Errazuriz (50%), the Chairman of the Board of the Company; Mrs. Berta Dominguez (49.25%), the wife of Mr. Pedro P. Errazuriz; Mr. Pedro Pablo

         Errazuriz Dominguez, a son of Mr. Pedro P. Errazuriz and Mrs. Berta Dominguez (0.25%); Mr. Claude Mermier (0.25%), a director of the Company; and Pierre Yves Montavon (0.25%), an unrelated third party. The address for this company is c/o Etude Montavan-Mermier, 22, rue Etienne Dumont, 1211 Geneve 3, Switzerland.

(9) Errazuriz y Asociados Arquitectos, Limitada, is a Chilean limited partnership. The partners of this entity are Mrs. Berta Dominguez, who owns a 58% interest, and the six children of Mr. Pedro P. Errazuriz and Mrs. Berta Dominguez, who each own a 7% interest and who are (i) Pedro Pablo Errazuriz Dominguez, (ii) Berta Errazuriz Dominguez, (iii) Magdalena Errazuriz Dominguez, (iv) Juan Andres Errazuriz Dominguez,
         (v) Felipe Errazuriz Dominguez, and (vi) Arturo Errazuriz Dominguez. The terms of the partnership agreement provide that any four partners, acting in concert, have the authority to manage the partnership, which includes the right to purchase and sell securities of other entities. The partners have appointed Mr. Pedro Pablo Errazuriz Dominguez as the General Manger of the partnership. In his capacity, Mr. Pedro Pablo Errazuriz Dominguez has the authority to take certain actions on behalf of the partnership, including, when acting together with one other partner, to purchase and sell securities of other entities.

(10) Consists of 900,000 shares of Common Stock owned by Igenor, of which Mrs. Berta Dominguez owns 49.25% of the outstanding capital stock and 525,000 shares of Common Stock owned by Errazuriz y Asociados Arquitectos Limitada of which Mrs. Berta Dominguez, owns a 58% interest. Mrs. Berta Dominguez is the wife of Mr. Pedro P. Errazuriz, the Company's Chairman of the Board.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         At the 1998 Annual Meeting, five directors are to be elected to hold office until the 1999 Annual Meeting of Shareholders and until their successors have been elected and qualified. The five nominees for election as directors are Pedro P. Errazuriz, Jose Luis Yrarrazaval, Alberto Coddou, Sergio Jimenez, and Claude Mermier. Each nominee is currently a member of the Board of Directors. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY'S 1999 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

DIRECTOR COMPENSATION

         Each non-employee director of the Company is paid a fee of $1,000 for each meeting of the Board of Directors attended. Directors are also reimbursed for travel and other expenses incurred in connection with their activities as directors of the Company.

MEETING OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Company has five committees: the Audit Committee, the Compensation and Investment Committee, the Nominating Committee, the Employee Stock Option Committee, and the Directors Stock Option Committee. The members of each of these Committees are Pedro P. Errazuriz, Alberto Coddou and Sergio Jimenez. Messrs. Coddou and Jimenez are non-employee directors. The principal functions of the Audit Committee are to recommend the annual appointment of the Company's independent auditors, to consult and review with the Company's auditors concerning the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's internal control procedures. The Compensation and Investment Committee reviews and recommends compensation and benefits for the executives of the Company. The Nominating Committee seeks qualified persons to serve as members the Company's Board of Directors. The Employee Stock Option Committee and Director Stock Option Committee administer and interpret the Company's Stock Option Plan and Director Option Plan and are authorized to grant options pursuant to the terms of such plans.

         During the fiscal year ended December 31, 1998, the Company's Board of Directors held one meeting. All of the directors attended this meeting, except for Mr. Mermier. During the fiscal year ended December 31, 1998 none of the committees of the Board took any action. The functions of these committees were performed by the entire Board of Directors during fiscal year 1998.

                                  SECTION 16(A)
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding

Common Stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file.

         Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater then ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

         The following table sets forth information with respect to compensation paid by the Company to the Chief Executive Officer and each executive officer whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1998:

                           SUMMARY COMPENSATION TABLE

                                                                                                               OTHER ANNUAL
NAME AND PRINCIPAL POSITION                                 YEAR               SALARY          BONUS           COMPENSATION
---------------------------                                 ----              --------        -------          ------------
Pedro P. Errazuriz(1)                                       1998              $   0.00        $  0.00           $  0.00
    President Chief Executive Officer                       1997              $178,130        $70,705           $20,000(2)
    Chairman                                                1996              $ 51,475        $96,000           $73,016(3)

Jose L. Yrarrazaval (1)                                     1998              $ 76,201        $11,000           $17,000(4)
    Vice Chairman of the Board                              1997              $ 75,040        $35,000           $17,000(4)
    Treasurer/Secretary/Director                            1996              $ 37,419        $35,000           $32,932(5)

----------
(1) The gross salary includes social security and retirement benefits. Social Security in Chile was established as a private system that requires all companies to retain 20% of the gross salaries of its employees which is used to pay both Administrators of Pension Funds Companies ("AFP") and Institutions of Provisional Health ("ISAPRE").

         The allocation of this 20% to each service is as follows:

                  (a) 10% to the AFP: This amount is deposited in an individual interest-bearing account of each employee to cover their retirement. In Chile, the age of retirement is 60 years in case of women and 65 years for men.

                  (b) 3% to the AFP: This amount covers any partial or permanent disability and, in the case of death, will provide a monthly amount to the deceased's spouse. The amount paid corresponds to 70% of an employee's average salary, based upon the last 10 years of the employee's life.

                  Both item (a) and (b) are limited to approximately $1,700 per month.

                  (c) 7% to the ISAPRE: This amount covers medical fees, hospitalization and clinical examinations, although in many instances it may be necessary to pay additional costs for health care.

                  Chilean law requires the payment of one month salary for each year worked by the employee when he is dismissed. When the employee terminates his or her employment, no compensation is legally required.

(2)      This is allocated to an annual automobile allowance.

(3) Includes an annual allowance of $15,000 for automobile costs and maintenance; and annual housing/vacation allowance of $10,500, $7,200 for domestic employees; and $40,316, based upon a percentage of the profit of the Company. The profit percentage was based on approximately 3% of the total net profits of all related companies for 1996.

(4)      This is allocated to an annual automobile allowance.

(5) Includes an annual allowance of $17,000 for automobile costs and expenses, and an annual housing and vacation allowance of $15,932.

EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with Messrs. Pedro
P. Errazuriz, Jose Luis Yrarrazaval and Juan Phillips. Each of these agreements remains in effect until such time as either party provides to the other 30-days advance notice of its desire to terminate the agreement. The agreements provide that the salaries and social security benefits will not be less than those for fiscal year 1995, and shall be determined by the Company's Board of Directors. Additionally, these individuals will also be entitled to a bonus, as determined by the Company's Board of Directors. Effective May 1998, Mr. Pedro P. Errazuriz resigned his positions as President and Chief Executive Officer of the Company and his employment contract with the Company was terminated. Additionally, on September 15, 1998 the Company entered into an employment agreement with Mr. Mauricio De la Barra, which remains in effect until such time as either party provides to the other 30-days advance notice of its desire to terminate the agreement. Mr. De la Barra's base salary is $60,000, plus an annual bonus of approximately $12,000. Mr. De la Barra is also entitled to social security benefits.

              PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed PricewaterhouseCoopers, as the Company's independent certified public accountants for the fiscal year ending December 31, 1999. Although the Board is not required to do so, it is submitting its selection of the Company's independent certified public accountants for ratification at the Annual Meeting, in order to ascertain the views of its shareholders. The Board will not be bound by the vote of the shareholders; however, if the selection is not ratified, the Board would reconsider its selection.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS, AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AGUAS Y ECOLOGIA S.A. ("A&E")

         During 1995 the Company acquired a 45% interest in A&E, which equals a 4.5% interest in the Bayesa Project. The interest was acquired from an affiliate of the Company, Invdemco, which is a Chilean investment company. Immediately following the Company's initial public offering in November 1996, the Company purchased an additional 22.5% interest in A&E from shares held by Invdemco, which translates into an additional 2.25% interest in the Bayesa Project, for $141,750. The shareholders of Invdemco are (i) Mr. Pedro P. Errazuriz (50%), President, CEO, and Chairman of the Board of the Company, (ii) Berta Dominguez, the wife of Mr. Pedro P. Errazuriz and Director and President of A&E, one of the principal shareholders of the Company (45%); (iii) and Berta Errazuriz (5%), a daughter of Mr. Pedro P. Errazuriz and Mrs. Berta Dominguez. As of August 1, 1997, the Company owned a 6.7% interest in the Bayesa Project.

VILLARRICA PROPERTY

         In November 1996, the Company sold to Invdemco a non-performing asset of the Company consisting of a house located near Villarrica, in the south of Chile, situated on approximately 13.5 acres (the "Villarrica Property"). Invdemco paid $606,031.50, (50% of the purchase price) of the Villarrica Property in cash at closing, with the balance being paid in four annual installments of principal together with interest at the rate of 8-1/2% on the unpaid balance, commencing January 15, 1998, which first installment payment has been paid.

VILLARRICA LAND

         The Company, through Igenor Andina S.A. ("INA"), a wholly owned subsidiary of the Company, currently owns land for future developments. However, the land is limited in its capacity to be subdivided by local Chilean regulations. The land is located near Villarrica in the south of Chile and consists of approximately 107.75 acres of non-irrigated land, which is classified as non-performing property. As of December 31, 1998, the book value of the land was $789,447 and had outstanding mortgages in favor of Banco Sud Americano as a collateral for loans extended by them for a total of $262,630.

PROYECTOS Y EQUIPOS S.A. AND ELECTROMECANICA OSORNO S.A.

         Errazuriz & Asociados Arquitectos Limitada ("EAA") and INA, the principal shareholders of the Company, also own, in the aggregate, controlling interest in Proyectos y Equipos S.A. and Electromecanica Osorno S.A., two Chilean corporations located in Santiago, Chile. These companies specialize in the sale of air compressors and ventilators and related products and small electrical equipment, respectively. The Company, from time to time, intends to enter into agreements with these companies to perform certain services, based upon competitive bids received from these companies.

CONSONNI/ECESA

         In May 1997, Mr. Pedro P. Errazuriz, the Company's Chairman of the Board, acquired a 20% interest in Construcciones Electromecanicas Consonni S.A., a Spanish corporation that manufactures motor control centers and switchgear ("Consonni") and an interest in Equipos de Control Electrico S.A., a Spanish corporation and the international marketing and sales arm of Consonni ("ECESA", and collectively with Consonni, "Consonni/ECESA") from unrelated third parties, increasing his equity interest in Consonni/ECESA to 77%. Consonni/ECESA are Spanish corporations that market, manufacture, distribute and sell motor control centers and switchgear. In June and July 1997, the Company purchased an 11% equity interest in Consonni/ECESA for approximately $671,000 from unrelated third parties.

         Subsequently, during August 1997, Mr. Pedro P. Errazuriz, on behalf of his interest of 77% and the 11% interest owned by the Company, entered into a share exchange agreement with Consonni USA, Inc. ("CONUSA"), a holding company, whereby the 88% interest of Consonni/ECESA owned by Mr. Pedro P. Errazuriz and the Company was exchanged for 2,300,000 shares of CONUSA common stock (representing approximately a 77.7% interest in CONUSA). CONUSA's main asset is 88% of Construcciones Electromecanicas Consonni S.A. of Bilbao, Spain, a manufacturer of electric control panels and substations,

         On June 30, 1999, the Company acquired 1,332,710 shares of common stock of CONUSA representing 44.4% of the issued and outstanding common stock of CONUSA from Mr. Pedro P. Errazuriz. The Company acquired the CONUSA common stock in exchange for certain assets, including certain non-performing assets, some long-term receivables, as well as the forgiveness of debt in the sum of $127,514 due from Mr. Pedro P. Errazuriz, which in total net present value represents $1,923,511. The Company obtained an independent appraisal of the common stock of CONUSA as well as an independent appraisal of certain of the assets exchanged for the stock.

         The Company intends to acquire the remaining equity interest in CONUSA through a merger with a wholly owned subsidiary. The Company signed a plan of merger with CONUSA on February 28, 2000. Under the terms of the plan of merger, each outstanding share of the common stock of CONUSA not owned by Andean Development Corporation will be converted into and exchanged for the equivalent of the common stock of the Company having a value of $2.00 per share, provided the following conditions are satisfied: (i) the holders of not more than 5% of the shares of common stock of CONUSA exercise their dissenters rights under the Florida Business Corporation Act; (ii) the value of the Company common stock to be exchanged for the CONUSA common stock on the effective date of the merger shall be no less than $2.00 per share; and (iii) the shares of the Company common stock to be exchanged for the CONUSA common stock shall be registered on a Form S-4 Registration Statement declared effective by the Securities and Exchange Commission.

TRANSACTIONS BETWEEN THE COMPANY AND ITS OFFICERS, DIRECTORS AND AFFILIATES

         In May 1997, the Company loaned Mr. Pedro P. Errazuriz the principal sum of $200,000, plus interest at an annual rate of 8% to buy shares in Consonni/ECESA. As of March 1999, this debt has been reduced to $127,514.

         All transactions between the Company and its officers, shareholders and each of their affiliated companies have been made on terms no less favorable to the Company than those available from unaffiliated parties. In the future, the Company intends to handle transactions of a similar nature on terms no less favorable to the Company than those available from unaffiliated parties.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment in such matters.

                  SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF SHAREHOLDERS

         Shareholder proposals intended to be presented at the Company's 1999 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by April 7, 2000, for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                            FORM 10-KSB ANNUAL REPORT

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998, INCLUDING THE EXHIBITS FILED THEREWITH WITH THE SECURITIES AND EXCHANGE COMMISSION, IS PROVIDED HEREWITH.

                                            By Order of the Board of Directors
March 14, 2000                              PEDRO PABLO ERRAZURIZ
                                            CHAIRMAN OF THE BOARD

                                      PROXY
                         ANDEAN DEVELOPMENT CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 24, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder hereby appoints Pedro P. Errazuriz and Constanza Cea, and each of them, as proxy or proxies and attorney-in-fact, each with the power to appoint his or her substitute, on behalf and in the name of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of ANDEAN DEVELOPMENT CORPORATION (the "Company") to be held on March 24, 2000 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished herewith.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                          (CONTINUED ON FOLLOWING PAGE)

                         (CONTINUED FROM PREVIOUS PAGE)

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
            FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2

1.       ELECTION OF DIRECTORS.

         [ ] FOR ALL NOMINEES LISTED BELOW

         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

         Nominees: Pedro P. Errazuriz, Jose Luis Yrarrazaval, Alberto Coddou, Sergio Jimenez, Claude Mermier

         INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:



2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1999.

         [ ] FOR           [ ] AGAINST          [ ] ABSTAIN

Date: _______________________________       ____________________________________
         Signature

Date: _______________________________       ____________________________________
         Signature

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.